SP FUNDS S&P GLOBAL REIT SHARIA ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Unaudited)

	Shares	Value
Common Stocks - 99.9%
REITs - Apartments - 9.2%
AvalonBay Communities, Inc.	2,202	$387,002
Equity Residential	5,969	390,432
		777,434
REITs - Diversified - 36.7%
American Tower Corp.	3,359	725,981
Arena REIT	14,773	35,227
Charter Hall Social Infrastructure REIT	7,670	17,814
CoreSite Realty Corp.	1,809	220,173
Duke Realty Corp.	9,833	385,945
Equinix, Inc.	1,059	686,592
Goodman Property Trust	45,828	73,307
IMPACT Growth Real Estate Investment Trust	27,608	15,666
Ingenia Communities Group	12,699	47,781
Irongate Group - Stapled Security	23,239	23,029
PotlatchDeltic Corp.	2,829	143,572
PS Business Parks, Inc.	849	122,986
Sabana Shari’ah Compliant Industrial Real Estate Investment Trust	31,807	8,970
Weyerhaeuser Co.	17,430	590,354
		3,097,397
REITs - Health Care - 2.2%
CareTrust REIT, Inc.	4,080	90,494
Community Healthcare Trust, Inc.	935	40,981
Impact Healthcare REIT PLC	13,838	21,088
Universal Health Realty Income Trust	544	33,701
		186,264
REITs - Management & Service - 0.1%
AEW UK REIT PLC	6,885	7,855

REITs - Manufactured Homes - 9.4%
Equity LifeStyle Properties, Inc.	6,336	390,614
Sun Communities, Inc.	2,632	399,932
		790,546
REITs - Office Property - 0.5%
Hibernia REIT PLC	28,458	38,895

REITs - Shopping Centers - 4.9%
Link REIT	43,535	410,806

REITs - Storage - 9.0%
Public Storage	3,267	764,282

REITs - Warehouse & Industry - 27.9%
BWP Trust	20,297	59,713
EastGroup Properties, Inc.	1,674	227,848
Frasers Property Thailand Industrial Freehold & Leasehold REIT	59,925	20,681
Prologis, Inc.	12,810	1,269,087
Rexford Industrial Realty, Inc.	5,522	263,510
Segro PLC	27,632	351,475
Terreno Realty Corp.	2,893	162,124
		2,354,438
Total Common Stocks
(Cost $8,460,681)		8,427,917

Total Investments in Securities - 99.9%
(Cost $8,460,681)		8,427,917
Other Assets in Excess of Liabilities - 0.1%		8,299
Total Net Assets - 100.0%		$8,436,216

REIT	Real Estate Investment Trust
Stapled Security	A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

Summary of Fair Value Exposure at February 28, 2021 (Unaudited)

The SP Funds S&P Global REIT Sharia ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)	$8,427,917	$–	$–	$8,427,917
Total Investments in Securities	$8,427,917	$–	$–	$8,427,917

(1) See Schedule of Investments for industry breakout.